EXHIBIT 10.25

FORM OF LOCK-UP AGREEMENT

March __, 2010

Ladies and Gentlemen:

           The undersigned is a director, officer, employee or, excluding any Buyers (as such term is defined below), owner of 5% or more of certain shares of capital stock, or securities convertible into or exercisable or exchangeable for the capital stock (each, a “Company Security”) of KaChing KaChing, Inc., a Delaware corporation (the “Company”). The undersigned understands that the Company has entered into a securities purchase agreement dated the date hereof (the “Purchase Agreement”) between the Company and the buyers set forth therein (the “Buyers”).  Pursuant to the Purchase Agreement, the Company will issue to the Buyers the Notes (as defined in the Purchase Agreement) and shall also issue the Warrants (as defined in the Purchase Agreement).  The issuance of the Notes and Warrants by the Company to the Buyer is referred to herein as the “Funding Transaction”.  The undersigned understands that the Company and the Buyers will proceed with the Funding Transaction in reliance on this Letter Agreement.

1.           In recognition of the benefit that the Funding Transaction will confer upon the undersigned, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees, for the benefit of the Company and the Buyers, that during the period beginning on the closing of the Funding Transaction and ending twelve (12) months after such date (the “Lockup Period”), the undersigned will not, without the prior written consent of the Buyers, (i) offer, sell, offer to sell, contract to sell, hedge, pledge, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or sell (or announce any offer, sale, offer of sale, contract of sale, hedge, pledge, sale of any option or contract to purchase, purchase of any option or contract of sale, grant of any option, right or warrant to purchase or other sale or disposition), or otherwise transfer or dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future), any Company Securities or any securities into or for which Company Securities may be converted, exercised or exchanged, whether as a result of the Funding Transaction, by operation of law or otherwise, beneficially owned, within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), by the undersigned on the date hereof or hereafter acquired or (ii) enter into any swap or other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of any Company Securities, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of any Company Security; and

2.           Notwithstanding the foregoing, the undersigned (and any transferee of the undersigned) may transfer any shares of Company Securities (i) as a bona fide gift or gifts, provided that prior to such transfer the donee or donees thereof agree in writing to be bound by the restrictions set forth herein, (ii) to any trust, partnership, corporation or other entity formed for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, provided that prior to such transfer a duly authorized officer, representative or trustee of such transferee agrees in writing to be bound by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value, (iii) if such transfer occurs by operation of law, such as rules of descent and distribution, statutes governing the effects of a merger or a qualified domestic order, provided that prior to such transfer the transferee executes an agreement stating that the transferee is receiving and holding any Company Security subject to the provisions of this agreement or (iv) in connection with a Tender offer as defined under the Excahnge Act. For purposes hereof, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin. In addition, the foregoing shall not prohibit privately negotiated transactions, provided that any such transferee agrees, in writing, to be bound to the terms of this lock-up agreement for the balance of the Lockup Period.

3.           The undersigned hereby waives, from the date hereof until the expiration of the Lockup Period, any and all rights, if any, to request or demand registration pursuant to the Securities Act of 1933, as amended, of any or Company Security.  In order to enable the aforesaid covenants to be enforced, the undersigned hereby consents to the placing of legends and/or stop transfer orders with the transfer agent with respect to any or Company Security.

4.           This agreement shall be governed by and construed in accordance with the laws of the New York.

5.           This agreement will become a binding agreement among the undersigned as of the date hereof. This agreement (and the agreements reflected herein) may be terminated by the mutual agreement of the Company, each of the Buyers, and the undersigned, and if not sooner terminated, will terminate upon the expiration date of the Lockup Period. This Letter Agreement may be duly executed by facsimile and in any number of counterparts, each of which shall be deemed an original, and all of which together shall be deemed to constitute one and the same instrument. Signature pages from separate identical counterparts may be combined with the same effect as if the parties signing such signature page had signed the same counterpart. This agreement may be modified or waived only by a separate writing signed by each of the parties hereto expressly so modifying or waiving such agreement.

Very truly yours,

_____________________________
Print Name:

Address: ______________________________________
Number of shares of common stock owned: __________
Certificate Numbers: _____________________________